SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 7, 2005

BioCryst Pharmaceuticals, Inc.
 (Exact Name of Registrant as Specified in Charter)

Delaware	000-23186	62-1413174
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

2190 Parkway Lake Drive, Birmingham, Alabama 35244
 (Address of Principal Executive Office)

(205) 444-4600
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 7, 2005, the Board of Directors of BioCryst Pharmaceuticals, Inc. (the “Company”) adopted an amendment to Section 2.2 of the Company’s by-laws to delete the mandatory retirement age for directors of the Company.  Previously, no person was eligible for election or reelection as a director of the Company after such person had reached his or her 70th birthday.

A complete copy of the Company’s By-laws, as amended, is attached as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits:

Exhibit No.	Description

3.1	By-laws of the Company as amended March 7, 2005.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2005	BIOCRYST PHARMACEUTICALS, INC.

	By:	/s/ MICHAEL A. DARWIN

Michael A. Darwin
Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Item	Description

3.1	By-laws of the Company as amended March 7, 2005.

4